IRON STRATEGIC INCOME FUND

Schedule of Investments	June 30, 2020
(Unaudited)

Corporate Bonds – 59.93%	Principal Amount	Fair Value
Communication Services – 9.16%
CenturyLink, Inc., 5.80%, 3/15/2022	$500,000	$514,863
Hughes Satellite Systems Corporation, 7.63%, 6/15/2021	500,000	516,138
Sinclair Television Group, Inc., 5.63%, 8/1/2024 (a)	500,000	481,302
Sprint Corporation, 7.88%, 9/15/2023	500,000	563,747
Sprint Corporation, 7.25%, 9/15/2021	500,000	524,752
T-Mobile USA, Inc., 4.00%, 4/15/2022	500,000	513,567
Townsquare Media, Inc., 6.50%, 4/1/2023 (a)	500,000	431,823
		3,546,192
Consumer Discretionary – 14.43%
Choice Hotels International, Inc., 5.75%, 7/1/2022	500,000	533,533
Netflix, Inc., 5.50%, 2/15/2022	500,000	522,938
Pitney Bowes, Inc., 3.38%, 10/1/2021 (b)	500,000	463,908
QVC, Inc., 5.13%, 7/2/2022	500,000	507,400
Service Corporation International, 5.38%, 5/15/2024	500,000	510,677
Sirius XM Radio, Inc., 3.88%, 8/1/2022 (a)	500,000	504,337
TRI Pointe Group, Inc., 5.88%, 6/15/2024	500,000	515,327
United Continental Holdings, Inc., 6.00%, 12/1/2020	500,000	498,062
William Lyon Homes, Inc., 5.88%, 1/31/2025	500,000	513,125
YUM! Brands, Inc., 3.75%, 11/1/2021	500,000	505,562
YUM! Brands, Inc., 5.00%, 6/1/2024 (a)	500,000	510,678
		5,585,547
Energy – 5.98%
Montage Resources Corporation, 8.88%, 7/15/2023	500,000	396,558
Murphy Oil Corporation, 4.45%, 12/1/2022 (b)	500,000	484,058
Newfield Exploration Company, 5.75%, 1/30/2022	500,000	501,140
Southwest Energy Company, 6.20%, 1/23/2025 (b)	500,000	429,680
WPX Energy, Inc., 6.00%, 1/15/2022	500,000	504,257
		2,315,693
Financials – 4.98%
Fly Leasing Ltd., 6.38%, 10/15/2021 (b)	500,000	456,172
Nielsen Finance LLC, 5.00%, 4/15/2022 (a)	500,000	498,730
Synovus Financial Corporation, 5.75%, 12/15/2025	1,000,000	973,645
		1,928,547

See accompanying notes which are an integral part of this schedule of investments.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	June 30, 2020
(Unaudited)

Corporate Bonds (continued)	Principal Amount	Fair Value
Health Care – 1.30%
Encompass Health Corporation, 5.13%, 3/15/2023	$500,000	$504,323

Industrials – 6.09%
Great Lakes Dredge & Dock Corporation, 8.00%, 5/15/2022	500,000	514,258
Meritor, Inc., 6.25%, 2/15/2024	500,000	505,573
Terex Corporation, 5.63%, 2/1/2025 (a)	500,000	457,500
WESCO Distribution, Inc., 5.38%, 12/15/2021	500,000	501,637
XPO Logistics, Inc., 6.50%, 6/15/2022 (a)	375,000	376,303
		2,355,271
Information Technology – 6.57%
Anixter, Inc., 5.13%, 10/1/2021	500,000	526,550
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	500,000	494,367
NCR Corporation, 6.38%, 12/15/2023	500,000	509,428
Symantec Corporation, 5.00%, 4/15/2025 (a)	500,000	510,000
Symantec Corporation, 4.20%, 9/15/2020	500,000	501,250
		2,541,595
Materials – 7.75%
Chemours Company (The), 6.63%, 5/15/2023	1,000,000	962,605
Freeport-McMoRan, Inc., 3.55%, 3/1/2022	500,000	501,113
Louisiana-Pacific Corporation, 4.88%, 9/15/2024	500,000	505,677
Sealed Air Corporation, 6.50%, 12/1/2020 (a)	500,000	503,062
W.R. Grace & Company, 5.13%, 10/1/2021 (a)	500,000	526,900
		2,999,357
Real Estate – 3.67%
CoreCivic, Inc., 4.63%, 5/1/2023	500,000	481,563
GEO Group, Inc. (The), 5.88%, 1/15/2022	1,000,000	938,515
		1,420,078
TOTAL CORPORATE BONDS (Cost $23,545,142)		23,196,603

See accompanying notes which are an integral part of this schedule of investments.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	June 30, 2020
(Unaudited)

U.S. Treasury Obligations – 32.90%	Principal Amount	Fair Value
United States Treasury Note, 2.88%, 4/30/2025	$11,325,000	$12,736,866
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,731,877)		12,736,866

Exchange-Traded Funds – 4.09%	Shares
Xtrackers USD High Yield Corporate Bond ETF	33,900	1,584,825
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,635,133)		1,584,825

Money Market Funds – 2.24%(d)
Federated Hermes Treasury Obligations Fund – Institutional Shares, 0.10%	216,536	216,536
Fidelity Investments Money Market Treasury Only – Class I, 0.04%	216,537	216,537
First American Treasury Obligations Fund – Class Z, 0.06%	216,536	216,536
Wells Fargo Treasury Plus Money Market Fund – Class I, 0.05%	216,536	216,536
TOTAL MONEY MARKET FUNDS (Cost $866,145)		866,145

TOTAL INVESTMENTS — 99.16% (Cost $38,778,297)		38,384,439
Other Assets in Excess of Liabilities — 0.84%		325,049
NET ASSETS - 100.00%		$38,709,488

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as June 30, 2020 was $4,800,635, representing 12.40% of net assets.
(b)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at June 30, 2020.
(c)	Foreign corporate bond denominated in U.S. dollars.
(d)	Rate disclosed is the seven day effective yield as of June 30, 2020.

As of June 30, 2020, the net unrealized appreciation (depreciation) of investments for federal income tax purposes was as follows:

Gross unrealized appreciation	$10,607
Gross unrealized depreciation	(639,672)
Net unrealized appreciation/(depreciation) on investments	$(629,065)
Tax cost of investments	$39,013,504

See accompanying notes which are an integral part of this schedule of investments.

IRON Funds

Related Notes to the Schedule of Investments

June 30, 2020

(Unaudited)

The IRON Strategic Income Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Securities Valuation and Fair Value Measurements – Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees (the “Board”). Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”). These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of day pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases, the security will generally be categorized as a Level 2 security.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

In accordance with the Unified Series Trust’s valuation policies, IRON Financial, LLC (the “Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used in valuing the Fund’s investments as of June 30, 2020:

	Valuation inputs
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds(a)	$-	$23,196,603	$-	$23,196,603
U.S. Treasury Obligations	-	12,736,866	-	12,736,866
Exchange-Traded Funds	1,584,825	-	-	1,584,825
Money Market Funds	866,145	-	-	866,145
Total	$2,450,970	$35,933,469	$-	$38,384,439

(a)	See schedule of investments for sector classifications.

The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.